UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 20, 2020

Date of Report (Date of earliest event reported)

AVVAA WORLD HEALTH CARE PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-31611	88-395714
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Box 459, 1710 Shuswap Ave, Lumby A1	V0E 2G0
(Address of principal executive offices)	(Zip Code)

407-284-5470

(Registrant's telephone number)

__________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Effective February 20, 2020, the Board of Directors (the “Board”) of Avvaa World Health Care Products, Inc., a Nevada corporation (the “Company”) appointed Dr.Stephanie Willet as a member of the Board of Directors and also naming Ms. Willet as the Company’s interim-President, interim-Treasurer and interim-Secretary.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVVAA WORLD HEALTH CARE PRODUCTS, INC.

DATED: March 11, 2020	By:	Stephanie Willet
Stephanie Willet
Interim-President (Principal Executive Officer)